EATON VANCE CASH MANAGEMENT FUND Supplement to Prospectus dated December 4, 2009 EATON VANCE MONEY MARKET FUND Supplement to Prospectus dated March 1, 2009

The following changes are effective February
1, 2010.

1. The following replaces the fourth
paragraph under "Management" in
"Management and Organization":

Thomas H. Luster and Maria C. Cappellano act as co-portfolio managers of the Portfolio (since February 1, 2010). Mr.
Luster is a Vice President of Eaton Vance and BMR and has
managed other Eaton Vance funds for more than five years.
Ms. Cappellano is an Assistant Vice President of Eaton Vance
and BMR and has been a member of Eaton Vance’s
investment grade income team for more than five years.

January 13, 2010 CMMMPS